COLUMBIA LIBERTY FUND
                           COLUMBIA MID CAP VALUE FUND
              Supplement to the Statement of Additional Information
                dated February 1, 2005, as revised July 12, 2005

At a meeting held on September 16, 2005, shareholders of Columbia Mid Cap Value Fund (the "Fund") approved the reorganization of the Fund into Columbia Mid Cap Value Fund (formerly named Nations MidCap Value Fund) (the "Reorganization"). The Reorganization took place on September 23, 2005. Accordingly, effective September 26, 2005, all references to the Fund in the Statement of Additional Information are removed.

SUP-39/90659-0905                                        September 26, 2005